U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No. [ ]


                        Post-Effective Amendment No. [7]


                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No.        [8]


                        (Check appropriate box or boxes)

                      THE NEW YORK STATE OPPORTUNITY FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                5710 Commons Park
                           E. Syracuse, New York 13057

                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (315) 251-1101


                                  Gregg A. Kidd
                              Pinnacle Advisors LLC
                                5710 Commons Park
                           E. Syracuse, New York 13057
                     (Name and Address of Agent for Service)


                                   Copies to:
                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/   / immediately upon filing pursuant to paragraph (b)
/ X / on August 1, 2002 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph (a)(1)
/   / on (date) pursuant to paragraph (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/   / This  post-effective  amendment  designates  a  new  effective  date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                                  August 1, 2002


                              NEW YORK EQUITY FUND
================================================================================


The investment objective of the New York Equity Fund (the "Fund") is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.


                               INVESTMENT ADVISOR


                             Pinnacle Advisors LLC
                 5710 Commons Park, E. Syracuse, New York 13057


This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary..........................................................  2
Expense Information..........................................................  5

Investment Information.......................................................  6

Operation of the Fund........................................................  7
How to Purchase Shares.......................................................  7
How to Redeem Shares......................................................... 10
Dividends and Distributions.................................................. 11
Taxes........................................................................ 12
Distribution Plan............................................................ 12
Calculation of Share Price and Public Offering Price......................... 13
Financial Highlights......................................................... 14

Customer Privacy Policy...................................................... 15


       For Information or Assistance in Opening an Account, please call:
                     Nationwide (Toll Free) 1-888-899-8344

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide long-term capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The Fund invests primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state ("New York Securities"). At least 90% of the Fund's net assets will normally be invested in common stocks, with at least 80% of such assets invested in New York Securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Advisor uses fundamental analysis to identify securities with potential for capital appreciation. The Advisor focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index). For example, if the S&P 500's projected rate of growth is 10% for the year, the Advisor will select companies projecting greater than 10% earnings and revenue growth for the same period. Also, the Fund invests in companies the Advisor believes to be undervalued by the current market. The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund's portfolio.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.


The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.

Due to the Fund's concentration in companies located in New York, a change in the economic environment of the state will have a greater impact on the Fund than on a fund not concentrated in such companies. The Advisor believes that New York's combination of a strong economic infrastructure and prudent fiscal and legislative policy provides its companies with greater than average potential for capital appreciation. However, there is no assurance that these factors and the other demographic and economic characteristics that the Advisor believes favor these companies will continue in the future.

Smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.


The Fund has experienced a high portfolio turnover rate (in excess of 100%) in each of its last three fiscal years. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High portfolio turnover may also result in the Fund recognizing greater amounts of capital gains, which could increase the amount of taxable distributions to Fund shareholders.


PERFORMANCE SUMMARY


The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


               1998          1999          2000          2001
               ----          ----          ----          ----
               26.80%        25.12%        6.89%        -46.25%

During the period shown in the bar chart, the highest return for a quarter was 22.75% during the quarter ended December 31, 1998 and the lowest return for a quarter was -34.93% during the quarter ended September 30, 2001.

The Fund's year-to-date return through June 30, 2002 is -38.81%.

The impact of taxes and sales charges are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                      Since
                                                      One           Inception
                                                      Year        (May 12, 1997)
                                                      ----        --------------
NEW YORK EQUITY FUND
  Return Before Taxes                               -48.81%           -0.59%
  Return After Taxes on Distributions               -48.81%           -1.32%
  Return After Taxes on Distributions
    and Sale of Fund Shares                         -29.73%           -0.59%
STANDARD & POOR'S 500 INDEX* (reflects no
    deduction for fees, expenses, or taxes)         -11.87%            8.63%



* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE INFORMATION
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                         4.75%
Maximum Contingent Deferred Sales Charge (Load)               None
Sales Charge (Load) Imposed on Reinvested Dividends           None
Redemption Fee                                                None*

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management Fees                                              1.00%
Distribution (12b-1) Fees                                    0.25%
Other Expenses                                               2.10%(1)
                                                             -----
Total Annual Fund Operating Expenses                         3.35%(2)
                                                             =====

(1) Other Expenses are based on amounts incurred during the Fund's most recent fiscal year, although certain expenses have been restated to reflect current fees.

(2) The Advisor currently intends to waive fees in order to maintain Total Annual Fund Operating Expenses at or below 1.98%. However, this arrangement may be terminated at any time at the option of the Advisor.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1  Year         $  797
                             3  Years         1,456
                             5  Years         2,138
                            10  Years         3,942

INVESTMENT INFORMATION
================================================================================


The Fund seeks to achieve its investment objective by investing primarily in common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state ("New York Securities"). Realization of current income will not be a significant investment consideration and any such income realized should be considered incidental to the Fund's objective.

NEW YORK SECURITIES

Through fundamental analysis the Advisor attempts to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, at least 90% of the Fund's net assets will be invested in common stocks (with at least 80% of such assets invested in New York Securities). The Advisor believes that the demographic and economic characteristics of New York, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the state, or having a significant presence in the state, have a greater than average potential for capital appreciation. For example, New York's Gross State Product is over $600 billion per year, making it the tenth largest economy in the world, and foreign investment exceeds $7 billion, far exceeding that of any other state. In addition, state taxes have recently been reduced by $3.6 billion. In the Advisor's opinion, this rare combination - a great, dynamic business and economic environment and a government committed to prudent fiscal and legislative policy - provides an exciting arena for business and investment.


If a company is not headquartered in New York, the Advisor will consider such company as having a "significant presence" in the state if: (1) 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in New York or (2) if the company employs 500 or more in its operations within New York and such number of employees as a percentage of the company's total employees is higher than the percentage of the company's total employees employed in any other state.


OTHER (NON-PRINCIPAL) INVESTMENT STRATEGIES

The Fund may invest a portion of its assets in preferred stocks, convertible preferred stocks and convertible bonds that are considered to be "investment grade" (that is, rated BBB or higher by Standard & Poor's Ratings Group, or Baa by Moody's Investors Service, or the equivalent by another rating agency).

The Fund may write covered call options and purchase put options. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at the exercise price at any time during the option period. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. By purchasing a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may purchase put options on securities it owns in order to protect against an anticipated decline in the value of such securities; by purchasing put options on securities it does not own, the Fund seeks to benefit from a decline in the market price of the underlying securities. The Advisor expects that the Fund's use of options will be very limited in scope.


As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government obligations, repurchase agreements or money market instruments. When the Fund invests in investment grade bonds, U.S. Government obligations, repurchase agreements or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

OPERATION OF THE FUND
================================================================================
The Fund is a non-diversified series of The New York State Opportunity Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


The Trust retains Pinnacle Advisors LLC (the "Advisor"), 5710 Commons Park, E. Syracuse, New York, to manage the Fund's investments. The Fund pays the Advisor a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million; and .85% of such assets in excess of $200 million.

Gregg A. Kidd is President and the controlling shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Kidd founded the Advisor in 1996.


Pinnacle Investments, Inc. (the "Underwriter"), 4605 E. Genesee Street, DeWitt, New York, serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Advisor by reason of common ownership. Gregg A. Kidd, President and a Trustee of the Trust, is also President and a controlling shareholder of the Underwriter.

HOW TO PURCHASE SHARES
================================================================================
INITIAL INVESTMENTS. Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter. You may also make a direct initial investment by sending a check and a completed account application form to The New York State Opportunity Funds, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to "New York Equity Fund". Third party checks will not be accepted. An account application is included in this Prospectus.


You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-888-899-8344) for instructions. You should be prepared to mail or fax us a completed, signed account application. If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.


Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of the Fund's shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.



                                               Sales Charge as % of:         Dealer
                                               --------------------        Reallowance
                                               Public          Net           as % of
                                              Offering        Amount          Public
                                               Price         Invested     Offering Price
                                               -----         --------     --------------
Amount of Investment
--------------------
Less than $50,000.............................  4.75 %         4.99 %         4.00 %
$50,000 but less than $100,000................  4.00           4.17           3.25
$100,000 but less than $250,000...............  3.25           3.36           2.75
$250,000 but less than $500,000...............  2.50           2.56           2.00
$500,000 but less than $1,000,000.............  1.50           1.52           1.00
$1,000,000 or more............................  None           None


Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.


ADDING TO YOUR ACCOUNT. You may make additional purchases in your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.


REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced initial sales charges set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced initial sales charges. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge. Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds were redeemed from the other fund no more than sixty days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Transfer Agent for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.


Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements with the Underwriter to permit them to do so. The investment advisor or financial planner must notify the Fund that an investment qualifies as a purchase at net asset value.


Trustees, directors, officers and employees of the Fund, the Advisor, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-899-8344 for additional information.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or a part of the proceeds without any additional sales charge. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales charge paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.


The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

           Share Option  -- income distributions and capital gains distributions reinvested in additional shares.

           Income Option -- income  distributions  and  short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

           Cash Option   -- income distributions and capital gains distributions
                            paid in cash.

You should indicate your choice of option on the application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if the your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and thereafter may continue to be reinvested in such shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================


The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.


If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.


Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.


DISTRIBUTION PLAN
================================================================================
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales charges. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================
On each day that the Fund is open for business, the public offering price (net asset value plus applicable sales charge) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

The Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended March 31, 2002, March 31, 2001 and March 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------------------------------------
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR              YEAR               YEAR              YEAR           PERIOD
                                                 ENDED             ENDED               ENDED            ENDED            ENDED
                                                MARCH 31,         MARCH 31,           MARCH 31,        MARCH 31,       MARCH 31,
                                                  2002              2001               2000             1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period    $       11.35     $       19.27     $        14.15     $       12.58     $       10.00
                                          -------------     -------------     --------------     -------------     -------------

Income from investment operations:
   Net investment loss ...............           (0.16)            (0.15)             (0.17)            (0.05)            (0.01)
   Net realized and unrealized gains
    (losses) on investments ..........           (2.56)            (6.49)              5.58              1.69              2.59
                                          -------------     -------------     --------------     -------------     -------------
Total from investment operations .....           (2.72)            (6.64)              5.41              1.64              2.58
                                          -------------     -------------     --------------     -------------     -------------

Distributions from net realized gains             --               (1.28)             (0.29)            (0.07)             --
                                          -------------     -------------     --------------     -------------     -------------

Net asset value at end of period .....    $        8.63     $       11.35     $        19.27     $       14.15     $       12.58
                                          =============     =============     ==============     =============     =============

Total return(b) ......................          -23.96%           -36.38%             38.55%            13.07%            25.80%(d)
                                          =============     =============     ==============     =============     =============

Net assets at end of period ..........    $   6,578,148     $   8,547,585     $   10,059,690     $   6,296,704     $   1,581,185
                                          =============     =============     ==============     =============     =============

Ratio of net expenses to average
  net assets(c) ......................            2.06%             2.08%              1.98%             1.97%             1.93%(e)

Ratio of net investment loss to
  average net assets .................           -1.55%            -0.91%             -1.15%            -0.60%            -0.20%(e)

Portfolio turnover rate ..............             106%              224%               154%               96%               25%

-----------------------------------------------------------------------------------------------------------------------------------

(a)  Represents the period from the initial  public  offering of shares (May 12, 1997) through March 31, 1998.

(b)  Total returns shown exclude the effect of applicable sales loads.


(c)  Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement  of expenses by the
     Advisor,  would have been 3.26%, 2.49%, 2.74%, 4.49% and 13.85%(e) for the periods ended March 31, 2002, 2001,
     2000, 1999 and 1998, respectively.

(d)  Not annualized.

(e)  Annualized.



CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and to provide you with our services.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that is designed to protect nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The New York State Opportunity Funds (the "Trust"), Pinnacle Advisors LLC, the Trust's investment adviser, and Pinnacle Investments, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-899-8344   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

                                               [GRAPHIC OMITTED]

                                                NEW YORK STATE
                                               OPPORTUNITY FUNDS

                                              INVEST CLOSE TO HOME...





                                                   PROSPECTUS





                                                 AUGUST 1, 2002


                                These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE NEW YORK STATE OPPORTUNITY FUNDS
5710 Commons Park
E. Syracuse, New York 13057


BOARD OF TRUSTEES
Gregg A. Kidd
Joseph Masella
Joseph E. Stanton
Mark E. Wadach


INVESTMENT ADVISOR
PINNACLE ADVISORS LLC
5710 Commons Park
E. Syracuse, New York 13057

UNDERWRITER
PINNACLE INVESTMENTS, INC.
5710 Commons Park
E. Syracuse, New York 13057


LEGAL COUNSEL
KRAMER,  LEVIN,  NAFTALIS & FRANKEL
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
New York, New York 10286

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
135 Merchant  Street, Suite 230
Cincinnati, Ohio 45246

SHAREHOLDER SERVICES
Nationwide: (Toll-Free) 888-899-8344
--------------------------------------------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-899-8344.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7963

-----------------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO ESTABLISH A FUND
INDIVIDUAL RETIREMENT ACCOUNT.
PLEASE   PRINT   CLEARLY   ALL   ITEMS   EXCEPT            New York
SIGNATURE.                                               Equity Fund      [LOGO]
TO  AVOID  HAVING  YOUR  APPLICATION  RETURNED,
PLEASE BE SURE TO COMPLETE STEPS 1, 2 & 7.
RETURN COMPLETED FORM WITH PAYMENT TO:
  NEW YORK EQUITY FUND, P.O.BOX 46707, CINCINNATI,OHIO 45246-0707
FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT 1-888-899-8344.
-----------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

1A.  CHECK ONE

|_|  INDIVIDUAL

     ---------------------------------------------------------------------------
                         Owner's Name (as you want it to appear)


DATE OF BIRTH OF OWNER _________________________________________________________


OCCUPATION _____________________________________________________________________

EMPLOYER NAME/ADDRESS __________________________________________________________

CITIZENSHIP:  |_| U.S.  |_| Other ______________________________________________
                              Specify Country (if non-resident alien, please
                               provide W-8)

Are you an associated person of an NASD member?   |_| Yes    |_| No

|_|  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ---------------------------------------------------------------------------
                           Joint Owner's Name (if applicable)


DATE OF BIRTH OF JOINT OWNER ___________________________________________________


OR
|_| TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
    Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ---------------------------------------------------------------------------
              Name of Trust, Corporation, Partnership or other Entity

If a Trust ______________________________________________    ___________________
            Name of Trustee(s) or Authorized Individual           Trust Date

OR
|_| GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

    _________________________________________________________ as a custodian for
             Custodian's Name (only one permitted)

    _______________________________________ under the ________________ UGMA/UTMA
       Minor's Name (only one permitted)                    State

Minor's date of birth __________________________________________________________


1B.  TAXPAYER IDENTIFICATION NUMBER

                    --- --- --- - --- --- - --- --- --- ---
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                    --- --- --- - --- --- - --- --- --- ---
                     Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ---------------------------------------------------------------------------
     Number and Street or P.O. Box

     --------------------------------------  ------------------  ---------------
     City                                    State               Zip

     ( ------ ) --------------------------- ( ------ ) -------------------------
     Daytime Telephone                      Evening Telephone

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

2A.  Indicate the amount of your investment.
     ($1,000 minimum; $250 for tax-deferred retirement plans)

Initial Investment of           $ ____________

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

|_| My combined holdings in the Fund may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # ___________________ Account # ___________________

Account # ___________________ Account # ___________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

|_| I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of the New York Equity Fund an aggregate amount at least equal to that which is checked below.

|_| $50,000 |_| $100,000 |_| $250,000 |_| $500,000 |_| $1,000,000

2D.  SALES CHARGE WAIVER See current prospectus for eligibility requirements.

|_| Check if eligible for waiver and indicate investor category:

    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

|_| INCOME OPTION: Please distribute all income and short-term capital gains in cash, and reinvest my long-term capital gains in additional shares of the Fund

|_| CASH OPTION 1: Please distribute all income and capital gains in cash by check.

|_| CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ---------------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------------
     Company Name

     ---------------------------------------------------------------------------
     Street Address

     --------------------------------------  ------------------  ---------------
     City                                    State               Zip

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN*    |_| Yes   |_| No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum requirement of $50 for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     |_|  the last business day of each month
     |_|  the 15th day of each month
     |_|  both the 15th and last business day

AMOUNT $ ________________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) |_| Yes |_| Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

|_|  (ACH) Automated Clearing House or |_| WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN |_| Yes |_| No

     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ _________________________________________________

START MONTH ______________________________________________

CHECK ONE INTERVAL: |_| Monthly |_| Quarterly |_| Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

|_|  By check to address of record

|_|  ACH (2-3 day free service to pay instructions in Step 6)

|_|  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

ATTACH YOUR VOIDED CHECK HERE We cannot establish these services without it.

By attaching a voided check or deposit slip below and signing Step 7 I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.

     ---------------------------------------------------------------------------
          Signature(s) of depositor (if different from signature in Step 7)


     ---------------------------------------------------------------------------
                      Signature of designated Co-Bank Account Owner

THIS IS A:
|_| checking account |_| savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the New York Equity Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account,and that I am of legal age in my state of residence.

o I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                        EACH ACCOUNT OWNER MUST SIGN HERE

     -----------------------------------------------------------   -------------
     Signature of Owner, Trustee or Custodian                      Date

     -----------------------------------------------------------   -------------
     Signature of Joint Owner or Co-Trustee (if any)               Date

--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ---------------------------------------------------------------------------
     Broker/Dealer Firm Name                                Dealer #

     ---------------------------------------------------------------------------
     Representative's Name         Rep #     Branch #     Rep Telephone Number

     ---------------------------------------------------------------------------
     Rep Office Street Address               Rep Office City/State/Zip

     ---------------------------------------------------------------------------
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                              NEW YORK EQUITY FUND
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT.YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-888-899-8344.

                      THE NEW YORK STATE OPPORTUNITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2002


                              NEW YORK EQUITY FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the New York Equity Fund (the "Fund"). The Fund is a series of The New York State Opportunity Funds, a registered open-end, non-diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated August 1, 2002, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-899-8344. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                      The New York State Opportunity Funds
                                5710 Commons Park
                           E. Syracuse, New York 13057


                                TABLE OF CONTENTS
                                -----------------
                                                                           Page

THE TRUST .................................................................   3
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .............................   4

INVESTMENT LIMITATIONS ....................................................  11
TRUSTEES AND OFFICERS .....................................................  12
THE INVESTMENT ADVISOR ....................................................  14
THE UNDERWRITER ...........................................................  16
DISTRIBUTION PLAN .........................................................  17
SECURITIES TRANSACTIONS ...................................................  18
PORTFOLIO TURNOVER ........................................................  20
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ......................  20
OTHER PURCHASE INFORMATION ................................................  21
TAXES .....................................................................  22
REDEMPTION IN KIND ........................................................  23
HISTORICAL PERFORMANCE INFORMATION ........................................  23
PRINCIPAL SECURITY HOLDERS ................................................  25
CUSTODIAN .................................................................  26
AUDITORS ..................................................................  26

LEGAL COUNSEL .............................................................  26

TRANSFER AGENT ............................................................  26

FINANCIAL STATEMENTS ......................................................  27
APPENDIX ..................................................................  28

THE TRUST
---------

     The New York State Opportunity Funds (the "Trust"), an open-ended, non-diversified management investment company, was organized as a Massachusetts business trust on November 20, 1996. The Trust currently offers one series of shares to investors, the New York Equity Fund (the "Fund").

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------


     The investment objective of the Fund is to provide long-term capital growth. The Fund's investment objective may not be altered without the prior approval of a majority (as defined by the 1940 Act) of the Fund's shares.

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.


     Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

     The Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

     PURCHASING PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities. An example of such use of put options is provided below.

     The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Advisor deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the options activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the

Fund in using the options strategies described above depends, among other things, on the Advisor's ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor's ability to select the proper time, type and duration of the options.

     The use of options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore, the number of options the Fund may write or purchase may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     FOREIGN SECURITIES. The Fund may invest in foreign securities if the Advisor believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

     The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest more than 10% of its assets (as measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein.


     U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

     Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     UNSEASONED ISSUERS. The Fund may invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. The Fund does not currently intend to invest more than 5% of its net assets in the securities of unseasoned issuers.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.


INVESTMENT LIMITATIONS
----------------------

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(5) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options (except that the Fund may write covered call options as described in the Prospectus);

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry, except that this restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities;

(8) Invest for the purpose of exercising control or management of another issuer; or

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.


     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation 1. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.




                                                                                                                      NUMBER OF
                                                                                                                     PORTFOLIOS
                                                                                                                       IN FUND
                                    LENGTH OF         POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING             COMPLEX
NAME, ADDRESS AND AGE              TIME SERVED           WITH TRUST               PAST 5 YEARS AND                   OVERSEEN BY
                                                                             DIRECTORSHIPS OF PUBLIC COMPANIES         TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

*Gregg A. Kidd (age 39)              Since           President/Trustee     President of Pinnacle Advisors, LLC            1
5710 Commons Park                 November 1996                            (the Fund's investment adviser) and
E. Syracuse, New York 13057                                                Pinnacle Investments, Inc. (the Fund's
                                                                           principal underwriter).

Independent Trustees:

Joseph Masella (age 52)              Since           Trustee               Executive Vice President and a Director        1
P.O. Box 5000                     February 1997                            of Unity Mutual Life Insurance Company;
Syracuse, New York 13250                                                   President and a Director of Univest
                                                                           Clinton, Inc.(a holding company); Director
                                                                           of Unity Financial Life Insurance
                                                                           Company, Family Unity Holdings, LLC (a
                                                                           holding company), Confidential Planning
                                                                           Corporation (a financial services marketing
                                                                           firm), and the Life Insurers' Council (a
                                                                           trade association).

Joseph E. Stanton  (age 75)          Since           Trustee               Former owner of Stanton's (a grocery           1
206 Lafayette Lane                February 1997                            store).
Fayetteville, New York 13066

Mark E. Wadach (age 51)              Since           Trustee               Sales representative for Morabito Gas &        1
650 W. Bear Street                February 1997                            Electric Company.  Prior to October 2000,
Syracuse, New York 13204                                                   a Mortgage Consultant for Syracuse
                                                                           Securities (a real estate financing firm).
Executive Officers:

Robert G. Dorsey (age 45)            Since         Vice President          Managing Director of Ultimus Fund
135 Merchant Street, Suite 230    November 2000                            Solutions, LLC (a registered transfer
Cincinnati, Ohio 45246                                                     agent) and Ultimus Fund Distributors,
                                                                           LLC (a registered broker-dealer);
                                                                           formerly President of Countrywide Fund
                                                                           Services, Inc. (a mutual fund services
                                                                           company)

John F. Splain (age 45)              Since           Secretary             Managing Director of Ultimus Fund
135 Merchant Street, Suite 230    November 2000                            Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President and Secretary of Countrywide
                                                                           Fund Services, Inc. and affiliated
                                                                           companies

Mark J. Seger (age 40)               Since           Treasurer             Managing Director of Ultimus Fund
135 Merchant Street, Suite 230    November 2000                            Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC; formerly First Vice
                                                                           President of Countrywide Fund Services, Inc.


     *    Gregg  A.  Kidd,  as an  affiliated  person  of the  Advisor  and  the Underwriter, is an
          "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Joseph Masella, Joseph E. Stanton and Mark E. Wadach. The Audit Committee held two meetings during the fiscal year ended March 31, 2002. The Board of Trustees has held no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                             Dollar Range of              Aggregate Dollar
                            Fund Shares Owned          Range of Shares of All
Name of Trustee                by Trustee            Funds Overseen by Trustee
--------------------------------------------------------------------------------

Gregg A. Kidd                  $1--$10,000                 $1--$10,000
Joseph Masella                Over $100,000               Over $100,000
Joseph E. Stanton                  None                       None
Mark E. Wadach                 $1--$10,000                 $1--$10,000



     TRUSTEE COMPENSATION. No director, officer or employee of the Advisor or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $1,000, plus a fee of $500 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not "interested persons" of the Trust:

                                                                               Total
                         Aggregate        Pension or     Estimated Annual   Compensation
                       Compensation       Retirement      Benefits Upon  From the Fund and
  Trustee              From the Fund   Benefits Accrued    Retirement       Fund Complex
------------------------------------------------------------------------------------------
Joseph Masella             $3,000            None             None             $3,000
Joseph E. Stanton          $3,000            None             None             $3,000
Mark E. Wadach             $3,000            None             None             $3,000


THE INVESTMENT ADVISOR
----------------------


     Pinnacle Advisors LLC (the "Advisor"), 5710 Commons Park, E. Syracuse, New York 13057, is the Fund's investment manager. Gregg A. Kidd, as the President and controlling shareholder of the Advisor, may directly or indirectly receive benefits from the advisory fees paid to the Advisor. Mr. Kidd is also the President and a controlling shareholder of the Underwriter and President and a Trustee of the Trust.

     Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor manages the Fund's investments. The Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1% of its average daily net assets up to $100 million, .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million. During the fiscal year ended March 31, 2002, the Fund Accrued advisory fees of $78,571; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived its entire advisory fee for such year and reimbursed the Fund for $12,731 of its other operating expenses. During the fiscal years ended March 31, 2001 and 2000, the Fund accrued advisory fees of $121,035 and $76,290, respectively; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived $50,512 and $57,638, respectively, of such fees.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Advisor are paid by the Advisor.

     By its terms, the Advisory Agreement will remain in force until April 4, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Advisor.

     The Trustees' evaluation of the quality of the Advisor's services took into account their knowledge and experience gained through meetings with and reports of the Advisor over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Advisor and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Advisor concerning the Advisor's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the voluntary fee waivers and expense reimbursements made by the Advisor in order to reduce the Fund's operating expenses. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


THE UNDERWRITER
---------------


     Pinnacle Investments, Inc. (the "Underwriter"), 5710 Commons Park, E. Syracuse, New York 13057, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     The Underwriter currently allows concessions to dealers who sell shares of the Fund. The Underwriter receives that portion of the initial sales charge which is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.During the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate commissions collected on sales of the Fund's shares were $34,201, $226,264 and $54,526, respectively, of which the Underwriter paid $25,336, $177,853 and $6,877, respectively, to unaffiliated broker-dealers in the selling network and retained $8,865, $48,411 and $47,649, respectively, from underwriting and broker commissions.


     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

     By its terms, the Trust's Underwriting Agreement will remain in force until April 4, 2003 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     Gregg A. Kidd is an affiliated person of both the Trust and the Underwriter.


DISTRIBUTION PLAN
-----------------


     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. During the fiscal year ended March 31, 2002, the Fund incurred $19,630 in distribution expenses, which was paid as compensation to broker-dealers and others for the sale and retention of Fund shares.


     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Advisor and the Underwriter, Gregg A. Kidd may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Advisor and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Advisor seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended March 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of $82,312, $238,878 and $85,817, respectively. The increase in the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 2001 was primarily the result of increased portfolio turnover.


     The Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund.


     The Advisor may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Advisor will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Advisor in that security on a given business day, with all costs shared on a pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or the Underwriter.


     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or the Advisor may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Advisor or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers. During the fiscal years ended March 31, 2002, 2001 and 2000, the Fund paid brokerage commissions to the Underwriter of $80,611, $234,942 and $85,817, respectively. With respect to the fiscal year ended March 31, 2002, the Underwriter received 97.9% of the Fund's aggregate brokerage commissions for effecting 98.3% of the aggregate dollar amount of transactions involving brokerage commissions.

     CODE OF ETHICS. The Trust, the Advisor and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics adopted by the Trust, the Advisor and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.


PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate. For the fiscal years ended March 31, 2002, 2001 and 2000, the Fund's portfolio turnover rate was 106%, 224% and 154%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales charge) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales charges. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined above) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales charge. The reduced sales charge will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales charges set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of

Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales charge and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales charges.

     The Trust does not impose a sales charge or imposes a reduced initial sales charge in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Charge" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $3,060,079, of which $883,673 expire on March 31, 2009 and $2,176,406 expire on March 31, 2010. In addition, the Fund had net realized capital losses of $456,833 during the period from November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.


REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P =    a hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the periods ended March 31, 2002 are as follows:

                  1 year                               -27.60%
                  Since inception (May 12, 1997)        -1.96%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charge which, if included, would reduce total return. The cumulative return of the Fund (computed without the applicable sales charge) for the period since inception (May 12, 1997) to March 31, 2002 is -4.68%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rates of return (computed without the applicable sales charge) for the one year period ended March 31, 2002, for the three year period ended March 31, 2002 and for the period since inception (May 12, 1997) to March 31, 2002 are -23.96%, -12.49% and -0.97%, respectively.
A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Inc. or Morningstar,

Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

     o LIPPER INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


     o MORNINGSTAR, INC., an independent rating service, rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of July 1, 2002, National Financial Services LLC, for the exclusive benefit of Marital Trust #3 for Bradley/ Brian/ Craig and Greg Cuvelier, P.O. Box 266, Sodus, New York 14551, owned of record 23.2% of the outstanding shares of the Fund.

     As of July 1, 2002, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.


CUSTODIAN
---------

     The Bank of New York, 90 Washington Street, New York, New York 10286, has been retained to act as custodian for the Fund's investments. As custodian, The Bank of New York acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2003. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, serves as counsel to the Trust and the Independent Trustees.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees until such time as net assets of the Fund reach $20 million, but in no case later than August 24, 2002.

     Prior to August 24, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.


     For the fiscal year ended March 31, 2002, Ultimus received from the Fund transfer agent fees, accounting services fees and administrative services fees of $13,125, $21,875 and $17,500, respectively. For the fiscal year ended March 31, 2001, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,402, $22,250 and $16,518, respectively. For the fiscal year ended March 31, 2000, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $12,000, $24,000 and $12,468, respectively.

FINANCIAL STATEMENTS
--------------------

     The  financial   statements  of  the  Fund,  which  have  been  audited  by
PricewaterhouseCoopers LLP, are incorporated herein by reference to the annual report of the Fund dated March 31, 2002.

APPENDIX
--------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

         Moody's Investors Service, Inc.
         -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Standard & Poor's Ratings Group
         -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






                        NEW YORK STATE OPPORTUNITY FUNDS
                        --------------------------------


                              NEW YORK EQUITY FUND
                              --------------------










                                  ANNUAL REPORT
                                 MARCH 31, 2002













  INVESTMENT ADVISER                                    ADMINISTRATOR
  ------------------                                    -------------
 PINNACLE ADVISORS LLC                            ULTIMUS FUND SOLUTIONS, LLC
4605 East Genesee Street                               P.O. Box 46707
 DeWitt, New York 13214                           Cincinnati, Ohio 45246-0707
                                                        1.888.899.8344



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

May 17, 2002


Dear Shareholders:

It is with regret that for the second straight year I must write this letter explaining how the return of our fund was down. Our negative 23.96% return compares quite unfavorable to the S&P 500, which managed a positive return of 0.24% for the same period.

A year ago, I explained how we were hurt by our technology and telecommunications exposure. Now I seem to sound like a broken record, but the extent of the meltdown in telecommunications and technology surpassed even my most pessimistic expectations. The only consolation to this historical decline in the equity markets is that our fund was not the only one affected. It is important to point out that corporate profits saw their largest drop in almost thirty (30) years during this bear market.

So although you may have heard that we only had a mild recession, that does not represent what went on in corporations throughout the country. Only recently have we begun to hear, ever so cautiously, about some companies seeing a potential uptick in business spending. So if you are a shareholder who has ridden the good times only to experience the pain of the downturn, what should you do now?

I can honestly say that I believe the worst of the deflating bubble is behind us. When things were going great a couple of years ago it is reasonable to now look back and conclude that stocks were way overpriced. Conversely things have been extremely negative in the stock market and somewhere in the future we will probably conclude that stocks were over sold during this period. It is my belief the mutual funds that got hurt the worst the past couple years will be the better performers the next few years.

As an investor, it is important to look at stock market investments over a long period of time. It is a fact that many poor performing funds two (2) years ago became the stellar funds to own during the bear market. I concede to you that we have been a poor performer the last two years. However, I won't concede that going forward we will continue to be. Actually, many positions we own can have substantial gains at the slightest indication of a recovery.

I thank you for your patience through this most difficult market environment and will be diligent to participate in the inevitable recovery.


Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd
Portfolio Manager

                                 [Logo omitted]

                              NEW YORK EQUITY FUND

Comparison of the Change in Value of a $10,000 investment in the New York Equity
                    Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]


            New York Equity Fund                                     S&P 500 Index
    -----------------------------------                 -----------------------------------
     5/13/1997                   $9,525                  5/13/1997                  $10,000
     6/30/1997       1.10%       $9,630                  6/30/1997       6.51%      $10,651
     9/30/1997       5.44%      $10,154                  9/30/1997       7.49%      $11,449
    12/31/1997       5.16%      $10,678                 12/31/1997       2.87%      $11,778
     3/31/1998      12.22%      $11,982                  3/31/1998      13.95%      $13,420
     6/30/1998       2.46%      $12,277                  6/30/1998       3.30%      $13,864
     9/30/1998     -10.16%      $11,030                  9/30/1998      -9.95%      $12,485
    12/31/1998      22.75%      $13,539                 12/31/1998      21.30%      $15,143
     3/31/1999       0.07%      $13,549                  3/31/1999       4.98%      $15,898
     6/30/1999       5.30%      $14,267                  6/30/1999       7.05%      $17,019
     9/30/1999      -2.62%      $13,893                  9/30/1999      -6.24%      $15,956
    12/31/1999      21.93%      $16,940                 12/31/1999      14.88%      $18,330
     3/31/2000      10.81%      $18,771                  3/31/2000       2.29%      $18,751
     6/30/2000       4.77%      $19,666                  6/30/2000      -2.66%      $18,252
     9/30/2000       5.50%      $20,748                  9/30/2000      -0.97%      $18,075
    12/31/2000     -12.73%      $18,107                 12/31/2000      -7.81%      $16,663
     3/31/2001     -34.05%      $11,941                  3/31/2001     -11.86%      $14,687
     6/30/2001       6.96%      $12,772                  6/30/2001       5.85%      $15,547
     9/30/2001     -34.93%       $8,311                  9/30/2001     -14.68%      $13,264
    12/31/2001      17.09%       $9,731                 12/31/2001      10.69%      $14,687
     3/31/2002      -6.70%       $9,079                  3/31/2002       0.27%      $14,722

        Past performance is not predictive of future performance.

-------------------------------------
|                                     |
|       NEW YORK EQUITY FUND          |
|   AVERAGE ANNUAL TOTAL RETURNS(a)   |
|  (FOR PERIODS ENDED MARCH 31, 2002) |
|                                     |
|    1 YEAR      SINCE INCEPTION*     |
|    ------      ---------------      |
|    -27.60%          -1.96%          |
|                                     |
 -------------------------------------

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NEW YORK EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2002


ASSETS
     Investment in securities:
         At acquisition cost                                       $  7,937,355
                                                                   ============
         At value (Note 1)                                         $  6,547,250
     Cash                                                                18,870
     Dividends receivable                                                   135
     Receivable for capital shares sold                                  20,053
     Other assets                                                         2,176
                                                                   ------------
         TOTAL ASSETS                                                 6,588,484
                                                                   ------------

LIABILITIES
     Payable to affiliates (Note 3)                                       4,500
     Other accrued expenses                                               5,836
                                                                   ------------
         TOTAL LIABILITIES                                               10,336
                                                                   ------------

NET ASSETS                                                         $  6,578,148
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 11,564,039
     Accumulated net realized losses from security transactions      (3,595,786)
     Net unrealized depreciation on investments                      (1,390,105)
                                                                   ------------
NET ASSETS                                                         $  6,578,148
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                761,825
                                                                   ============

Net asset value and redemption price per share                     $       8.63
                                                                   ============

Maximum offering price per share ($8.63/95.25%) (Note 1)           $       9.06
                                                                   ============




         See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDING MARCH 31, 2002


INVESTMENT INCOME
     Dividends                                                     $     40,035
                                                                   ------------
EXPENSES
     Investment advisory fees (Note 3)                                   78,571
     Professional fees                                                   21,748
     Accounting services fees (Note 3)                                   21,875
     Distribution fees (Note 3)                                          19,630
     Administrative services fees (Note 3)                               17,500
     Custodian fees                                                      15,256
     Insurance expense                                                   14,444
     Transfer agent and shareholder services fees (Note 3)               13,125
     Registration fees                                                   11,102
     Amortization of organization expenses (Note 1)                       9,964
     Trustees' fees and expenses                                          9,000
     Postage and supplies                                                 8,570
     Printing of shareholder reports                                      6,847
     Other expenses                                                       5,775
                                                                   ------------
           TOTAL EXPENSES                                               253,407
     Fees waived and expenses reimbursed by the Advisor (Note 3)        (91,302)
                                                                   ------------
           NET EXPENSES                                                 162,105
                                                                   ------------

NET INVESTMENT LOSS                                                    (122,070)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                  (1,986,152)
     Net change in unrealized appreciation/
           depreciation on investments                                  (74,784)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (2,060,936)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (2,183,006)
                                                                   ============




           See accompanying notes to financial statements.

                                           NEW YORK EQUITY FUND
                                   STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED          YEAR ENDED
                                                                MARCH 31, 2002      MARCH 31, 2001
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
      Net investment loss                                       $   (122,070)       $   (110,481)
      Net realized losses from security transactions              (1,986,152)         (1,573,253)
      Net change in unrealized appreciation/
            depreciation on investments                              (74,784)         (3,746,911)
                                                                ------------        ------------
Net decrease in net assets from operations                        (2,183,006)         (5,430,645)
                                                                ------------        ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net realized gains from security transactions                     --              (916,512)(a)
                                                                ------------        ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                      902,523           5,510,195
      Net asset value of shares issued in reinvestment
            of distributions to shareholders                            --               815,638
      Payments for shares redeemed                                  (688,954)         (1,490,781)
                                                                ------------        ------------
Net increase in net assets from capital share transactions           213,569           4,835,052
                                                                ------------        ------------

TOTAL DECREASE IN NET ASSETS                                      (1,969,437)         (1,512,105)

NET ASSETS
      Beginning of year                                            8,547,585          10,059,690
                                                                ------------        ------------
      End of year                                               $  6,578,148        $  8,547,585
                                                                ============        ============

CAPITAL SHARE ACTIVITY
      Shares sold                                                     83,359             286,382
      Shares issued in reinvestment of
            distributions to shareholders                               --                50,914
      Shares redeemed                                                (74,661)           (106,155)
                                                                ------------        ------------
      Net increase in shares outstanding                               8,698             231,141
      Shares outstanding, beginning of year                          753,127             521,986
                                                                ------------        ------------
      Shares outstanding, end of year                                761,825             753,127
                                                                ============        ============



(a) The tax character of distributions paid during the year ended March 31, 2001 were as follows:

            Ordinary Income                                        $ 850,068
            Long-Term Capital Gains                                   66,444
                                                                 -----------
                                                                   $ 916,512
                                                                 ===========


                               See accompanying notes to financial statements.

                                                   NEW YORK EQUITY FUND
                                                   FINANCIAL HIGHLIGHTS


                                               Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED      YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                MARCH 31,         MARCH 31,       MARCH 31,          MARCH 31,        MARCH 31,
                                                 2002               2001            2000               1999            1998 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $       11.35     $       19.27   $        14.15     $       12.58     $       10.00
                                            -------------     -------------   --------------     -------------     -------------

Income from investment operations:
  Net investment loss                               (0.16)            (0.15)           (0.17)            (0.05)            (0.01)
  Net realized and unrealized gains
   (losses) on investments                          (2.56)            (6.49)            5.58              1.69              2.59
                                            -------------     -------------   --------------     -------------     -------------
Total from investment operations                    (2.72)            (6.64)            5.41              1.64              2.58
                                            -------------     -------------   --------------     -------------     -------------

Distributions from net realized gains                --               (1.28)           (0.29)            (0.07)             --
                                            -------------     -------------   --------------     -------------     -------------

Net asset value at end of period            $        8.63     $       11.35   $        19.27     $       14.15     $       12.58
                                            =============     =============   ==============     =============     =============

TOTAL RETURN (b)                                  -23.96%           -36.38%           38.55%            13.07%         25.80% (d)
                                            =============     =============   ==============     =============     =============

Net assets at end of period                 $   6,578,148     $   8,547,585   $   10,059,690     $   6,296,704     $   1,581,185
                                            =============     =============   ==============     =============     =============


Ratio of net expenses to average
  net assets (c)                                     2.06%             2.08%            1.98%             1.97%         1.93% (e)

Ratio of net investment loss to
  average net assets                                -1.55%            -0.91%           -1.15%            -0.60%        -0.20% (e)

Portfolio turnover rate                               106%              224%             154%               96%           25%




(a) Represents  the period from the initial  public  offering of shares (May 12, 1997) through March 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads.

(c) Ratios of expense to average net  assets,  assuming no waiver of fees and/or reimbursement of expenses by the Advisor,  would have been 3.26%,  2.49%, 2.74%, 4.49% and 13.85%(e) for the periods ended March 31, 2002,
    2001,  2000, 1999 and 1998, respectively (Note 3).

(d) Not annualized.

(e) Annualized.


                                        See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2002


--------------------------------------------------------------------------------
        SHARES    COMMON STOCKS - 99.2%                                VALUE
--------------------------------------------------------------------------------

                  ENERGY - 4.7%
        30,000    Plug Power, Inc. (a)                                $ 311,100
                                                                   ------------

                  CONSUMER DISCRETIONARY - 5.4%
        15,000    AOL Time Warner, Inc. (a)                             354,750
                                                                   ------------

                  MATERIALS - 2.6%
         7,000    Albany Molecular Research (a)                         167,790
                                                                   ------------

                  FINANCIALS - 34.1%
         6,000    Bank of New York Co., Inc.                            252,120
         2,000    Bear Stearns Cos., Inc.                               125,500
         5,000    Citigroup, Inc.                                       247,600
         3,000    Goldman Sachs Group, Inc.                             270,750
         5,000    J.P. Morgan Chase & Co.                               178,250
         5,000    Lehman Brothers Holdings, Inc.                        323,200
         2,500    M&T Bank Corp.                                        200,925
         5,000    Morgan Stanley Dean Witter & Co.                      286,550
        10,000    Nasdaq - 100 Index Tracking Stock (a)                 360,900
                                                                   ------------
                                                                      2,245,795
                  HEALTHCARE - 4.0%
         4,000    Barr Laboratories, Inc. (a)                           263,280
                                                                   ------------

                  INDUSTRIALS - 9.2%
       100,000    Mechanical Technology (a)                             347,000
         6,500    Paychex, Inc.                                         258,050
                                                                   ------------
                                                                        605,050
                                                                   ------------

                  INFORMATION TECHNOLOGY - 32.8%
       400,000    AppliedTheory Corp. (a)                                55,200
        30,000    Anaren Microwave, Inc. (a)                            435,900
       350,000    CopyTele, Inc. (a)                                    175,000
        60,000    Corning Inc                                           457,200
        15,000    Powerwave Technologies                                193,050
        12,500    Siebel Systems, Inc.                                  407,625
        12,500    Symbol Technologies, Inc.                             140,500
        25,000    Tibco Software, Inc. (a)                              294,000
                                                                   ------------
                                                                      2,158,475
                                                                   ------------
                  TELECOMMUNICATIONS SERVICES - 6.4%
        50,000    Terayon Communications (a)                            424,000
                                                                   ------------


                  TOTAL COMMON STOCKS - 99.2% (Cost $7,920,345)     $ 6,530,240
                                                                   ------------




                  See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 MARCH 31, 2002


--------------------------------------------------------------------------------
        SHARES    MONEY MARKET SECURITIES - 0.3%                       VALUE
--------------------------------------------------------------------------------

        17,010    Milestone Treasury Obligation Portfolio -
                    Investor Shares (Cost $17,010)                  $    17,010
                                                                   ------------
                  TOTAL INVESTMENTS AT VALUE - 99.5%
                    (Cost $7,937,355)                               $ 6,547,250

                  OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%           30,898
                                                                   ------------

                  NET ASSETS - 100.0%                               $ 6,578,148
                                                                   ============


 (a) Non-income producing security.





                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES

     The New York Equity Fund (the "Fund") is a non-diversified series of The New York State Opportunity Funds (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the "Advisor") purchased the initial shares of the Fund at $10 per share. The Fund began the public offering of shares on May 12, 1997.

     The Fund seeks to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price). The redemption price per share is equal to the net asset value per share.

     INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend date. The Fund will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to losses deferred due to wash sales. For the year ended March 31, 2002, no distributions were required.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of $8,016,229 as of March 31, 2002:

         Gross unrealized appreciation                 $   723,472
         Gross unrealized depreciation                  (2,192,451)
                                                    --------------
         Net unrealized depreciation                  $ (1,468,979)
                                                    ==============

     The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $3,060,079, of which $883,673 expire on March 31, 2009 and $2,176,406 expire on March 31, 2010. In addition, the Fund had net realized capital losses of $456,833 during the period from November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended March 31, 2002, the Fund reclassified net investment losses of $122,070 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,534,907 and $8,150,591, respectively, for the year ended March 31, 2002.

3.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Advisor voluntarily waived its entire investment advisory fee of $78,571 and reimbursed the Fund $12,731 of additional operating expenses for the year ended March 31, 2002.

     The President of the Adviser is also President and a Trustee of the Trust.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


3.   TRANSACTIONS WITH AFFILIATES (Continued)

     ADMINISTRATION AGREEMENTS
     Under the terms of an Administration Agreement in effect since August 24, 2000, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum of $2,000. The foregoing fee has been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later then 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $17,500 for administrative services.

     Certain officers of the Trust are also officers of Ultimus.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Ultimus in effect since August 24, 2000, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. The foregoing fee has been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $13,125 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002


3.   TRANSACTIONS WITH AFFILIATES (Continued)

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of an Accounting Services Agreement between the Trust and Ultimus in effect since August 24, 2000, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. The foregoing fees have been discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such times as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2002, Ultimus was paid $21,875 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

     UNDERWRITING AGREEMENT
     The principal underwriter of the Fund's shares is Pinnacle Investments, Inc. (the "Underwriter"), an affiliate of the Advisor. During the year ended March 31, 2002, the Underwriter received underwriter commissions of $5,454 and broker commissions of $3,411 in connection with the sale of Fund shares.

     PORTFOLIO TRANSACTIONS
     A significant portion of the Fund's portfolio transactions are executed through the Underwriter. For the year ended March 31, 2002, brokerage commissions of $80,611 were paid by the Fund to the Underwriter.

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For year ended March 31, 2002, the Fund incurred $19,630 in distribution-related expenses under the Plan.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
The New York Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Equity Fund, a series of The New York Opportunity Funds (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, and for the period from May 12, 1997 through March 31, 1998 were audited by other independent accountants whose report on these financial statements, dated April 23, 1999 was unqualified.


PricewaterhouseCoopers LLP

New York, New York
May 10, 2002

                              NEW YORK EQUITY FUND


BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:


Trustee             Address                               Age    Position Held with the Trust    Length of Time Served
-------             -------                               ---    ----------------------------    ---------------------
*Gregg A. Kidd      4605 E. Genesee Street,               40     President and Trustee           Since November 1996
                    DeWitt, NY
Joseph Masella      One Unity Plaza at Franklin Square,   52     Trustee                         Since February 1997
                    Syracuse, NY
Joseph E. Stanton   206 Lafayette Lane,                   75     Trustee                         Since February 1997
                    Fayetteville, NY
Mark E. Wadach      110 Treeland Circle,                  50     Trustee                         Since February 1997
                    Syracuse, NY
Robert G. Dorsey    135 Merchant Street, Suite 230,       45     Vice President                  Since September 2000
                    Cincinnati, OH
Mark J. Seger       135 Merchant Street, Suite 230,       40     Treasurer                       Since September 2000
                    Cincinnati, OH
John F. Splain      135 Merchant Street, Suite 230,       45     Secretary                       Since September 2000
                    Cincinnati, OH

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Joseph E. Stanton is the former owner of Stanton's (a grocery store).

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company. Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

                              NEW YORK EQUITY FUND


Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information.

                      THE NEW YORK STATE OPPORTUNITY FUNDS


PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement on Form N-1A filed on December 6, 1996

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on December 6, 1996

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d)  Advisory  Agreement  with  Pinnacle  Advisors   LLC--Incorporated
               herein by reference to Registrant's Post-Effective Amendment No. 1 filed on October 30, 1997

          (e)  (i)  Underwriting    Agreement    with   Pinnacle    Investments,
                    Inc.--Incorporated  herein by  reference   to   Registrant's
                    Post-Effective Amendment No.1 filed on October 30, 1997


               (ii) Form of Dealer's Agreement--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on August 1, 2001


          (f)  Inapplicable

          (g) Custody Agreement with The Bank of New York--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on October 30, 1997


          (h)  (i)  Administration   Agreement  with   Ultimus  Fund  Solutions,
                    LLC--Incorporated  herein  by   reference   to  Registrant's
                    Post-Effective Amendment No. 6 filed on August 1, 2001

               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 6 filed on August 1, 2001

               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on August 1, 2001


          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 4 filed on July 30, 1999

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable


          (l) Initial Capital Agreement--Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A filed on December 6, 1996


          (m) Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on October 30, 1997

          (n)  Inapplicable


          (p) Code of Ethics--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on August 1, 2000

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          -------------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (disabling conduct). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in written opinion.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, Pinnacle Advisors LLC (the "Advisor") and Pinnacle Investments, Inc. (the "Underwriter"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Advisor provides that the Advisor shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from the Advisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Advisor in its actions under the Advisory Agreement or breach of its duty or of its obligations under the Advisory Agreement.

          The Underwriting Agreement with the Underwriter provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          The Advisor is a registered investment adviser organized in November, 1996 to provide investment advisory services to Registrant. The Advisor has no other business of a substantial nature.

          The  Managing   Members  of  the  Advisor  and  any  other   business,
          profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i)  Gregg  A.  Kidd--President  and  a  Trustee  of  Registrant;
                    President  of  Pinnacle  Investments,   Inc.,  a  registered
                    broker-dealer and Registrant's principal underwriter.

               (ii) Daniel F.  Raite--Vice  President/Financial  Consultant with
                    Pinnacle Investments, Inc.

               (iii) Gregory B. Cuvelier

          The business address of each Managing Member of the Advisor is 5710 Commons Park, E. Syracuse, New York 13057.



Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable

                                    Position with        Position with
          (b)  Name                 Underwriter          Registrant
               ----                 -----------          ----------
               Gregg A. Kidd        President            President and Trustee

               Daniel F. Raite      Vice President       None


          The address of the above-named persons is 5710 Commons Park, E. Syracuse, New York 13057.


          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------


          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 5710 Commons Park, E. Syracuse, New York 13057, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 90 Washington Street, New York, New York 10286.



Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of E. Syracuse and State of New York, on the 29th day of July, 2002.

                                            THE NEW YORK STATE OPPORTUNITY FUNDS

                                            By:   /s/  Gregg A. Kidd
                                            --------------------------
                                            Gregg A. Kidd
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                   Title                      Date


/s/  Gregg A. Kidd                                   President                  July 29, 2002
----------------------------------------------       and Trustee
Gregg A. Kidd


/s/  Mark J. Seger                                   Treasurer                  July 29, 2002
----------------------------------------------
Mark J. Seger


----------------------------------------------       Trustee                    /s/  John F. Splain
Joseph Masella*                                                                 -------------------
                                                                                John F. Splain
                                                                                Attorney-in-fact*
----------------------------------------------       Trustee                    July 29, 2002
Joseph E. Stanton*


----------------------------------------------       Trustee
Mark E. Wadach*
